SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                             ----------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): October 15, 1999


                                 Atlas Air, Inc.
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             (Exact name of registrant as specified in its charter)



            Delaware                     0-25732          84-1207329
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   (State or other jurisdiction      (Commission        (IRS Employer
   of incorporation)                  File Number)     Identification No.)



            538 Commons Drive, Golden, CO                 80401
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      (Address of principal executive offices)          (Zip Code)



Registrant's telephone number, including area code:(303) 526-5050
                                                   --------------


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          (Former name or former address, if changed since last report)





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Item 7.  Financial Statements and Exhibits.


     (c) Exhibits. The Exhibit Index is hereby incorporated by reference. The documents listed on the Exhibit Index are filed as Exhibits with reference to the Registration Statement on Form S-3 (Registration No. 333-77005) of Atlas Air, Inc.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ATLAS AIR, INC.




Dated:  May 25, 2000                By:  /s/ Richard H. Shuyler
                                         ----------------------
                                         Richard H. Shuyler
                                         Executive Vice President
                                         -- Strategic Planning,
                                         Treasurer and Director


                                      EXHIBIT INDEX

      Exhibit
     Reference
      Number                          Document Description

  10.1 -- Loan Agreement dated as of January 1, 1999 between the Company and Michael A. Chowdry

  10.2 -- Fourth Amended and Restated Credit Agreement among the Company, the Lenders listed therein, and Bankers Trust Company, as administrative agent, dated as of April 25, 2000.

  10.3 -- Credit Agreement among Atlas Freighter Leasing III, Inc., the Lenders listed therein, and Bankers Trust Company, as administrative agent, dated as of April 25, 2000.

 10.4* -- Lease Agreement dated as of April 25, 2000 between Atlas Freighter
          Leasing III, Inc., as lessor, and the Company, as lessee, relating to B747-200 air-


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          craft. U.S. Registration No. N527MC.

 10.5* -- Lease Agreement dated as of April 25, 2000 between Atlas Freighter
          Leasing III, Inc., as lessor, and the Company, as lessee, relating to B747-200 aircraft. U.S. Registration No. N516MC.

 10.6* -- Lease Agreement dated as of April 25, 2000 between Atlas Freighter
          Leasing III, Inc., as lessor, and the Company, as lessee, relating to B747-200 aircraft. U.S. Registration No. N508MC.

 10.7* -- Lease Agreement dated as of April 25, 2000 between Atlas Freighter
          Leasing III, Inc., as lessor, and the Company, as lessee, relating to B747-200 aircraft. U.S. Registration No. N507MC.

 10.8* -- Lease Agreement dated as of April 25, 2000 between Atlas Freighter
          Leasing III, Inc., as lessor, and the Company, as lessee, relating to B747-200 aircraft. U.S. Registration No. N509MC.

 10.9* -- Lease Agreement dated as of April 25, 2000 between Atlas Freighter
          Leasing III, Inc., as lessor, and the Company, as lessee, relating to B747-200 aircraft. U.S. Registration No. N517MC.

10.10* -- Lease Agreement dated as of April 25, 2000 between Atlas
          Freighter Leasing III, Inc., as lessor, and the Company, as lessee, relating to B747-200 aircraft. U.S. Registration No. N505MC.

10.11* -- Lease Agreement dated as of April 25, 2000 between Atlas
          Freighter Leasing III, Inc., as lessor, and the Company, as lessee, relating to B747-200 aircraft. U.S. Registration No. N523MC.

10.12* -- Lease Agreement dated as of April 25, 2000 between Atlas
          Freighter Leasing III, Inc., as lessor, and the Company, as lessee, relating to B747-200 aircraft. U.S. Registration No. N524MC.

10.13* -- Lease Agreement dated as of April 25, 2000 between Atlas
          Freighter Leasing III, Inc., as lessor, and the Company, as lessee, relating to B747-200 aircraft. U.S. Registration No. N526MC.

10.14* -- Lease Agreement dated as of April 25, 2000 between Atlas
          Freighter Leasing III, Inc., as lessor, and the Company, as lessee, relating to B747-200 aircraft. U.S. Registration No. N528MC.

10.15* -- Security Agreement and Chattel Mortgage dated as of April 25,
          2000 between Atlas Freighter Leasing III,


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          Inc. and Bankers Trust Company, as agent, relating to B747-200 aircraft. U.S. Registration No. N527MC.

10.16* -- Security Agreement and Chattel Mortgage dated as of April 25,
          2000 between Atlas Freighter Leasing III, Inc. and Bankers Trust Company, as agent, relating to B747-200 aircraft. U.S. Registration No. N517MC.

10.17* -- Security Agreement and Chattel Mortgage dated as of April 25,
          2000 between Atlas Freighter Leasing III, Inc. and Bankers Trust Company, as agent, relating to B747-200 aircraft. U.S. Registration No. N507MC.

10.18* -- Security Agreement and Chattel Mortgage dated as of April 25,
          2000 between Atlas Freighter Leasing III, Inc. and Bankers Trust Company, as agent, relating to B747-200 aircraft. U.S. Registration No. N509MC.

10.19* -- Security Agreement and Chattel Mortgage dated as of April 25,
          2000 between Atlas Freighter Leasing III, Inc. and Bankers Trust Company, as agent, relating to B747-200 aircraft. U.S. Registration No. N505MC.

10.20* -- Security Agreement and Chattel Mortgage dated as of April 25,
          2000 between Atlas Freighter Leasing III, Inc. and Bankers Trust Company, as agent, relating to B747-200 aircraft. U.S. Registration No. N508MC.

10.21* -- Security Agreement and Chattel Mortgage dated as of April 25,
          2000 between Atlas Freighter Leasing III, Inc. and Bankers Trust Company, as agent, relating to B747-200 aircraft. U.S. Registration No. N516MC.

10.22* -- Security Agreement and Chattel Mortgage dated as of April 25,
          2000 between Atlas Freighter Leasing III, Inc. and Bankers Trust Company, as agent, relating to B747-200 aircraft. U.S. Registration No. N523MC.

10.23* -- Security Agreement and Chattel Mortgage dated as of April 25,
          2000 between Atlas Freighter Leasing III, Inc. and Bankers Trust Company, as agent, relating to B747-200 aircraft. U.S. Registration No. N524MC.


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10.24* -- Security Agreement and Chattel Mortgage dated as of April 25,
          2000 between Atlas Freighter Leasing III, Inc. and Bankers Trust Company, as agent, relating to B747-200 aircraft. U.S. Registration No. N526MC.

10.25* -- Security Agreement and Chattel Mortgage dated as of April 25,
          2000 between Atlas Freighter Leasing III, Inc. and Bankers Trust Company, as agent, relating to B747-200 aircraft. U.S. Registration No. N528MC.

10.26** -- Lease Agreement dated as of April 25, 2000 between Atlas
          Freighter Leasing III, Inc., as lessor, and the Company, as lessee, relating to three General Electric CF6-80C2 Engines, Manufacturer's Serial Nos. 704699, 704860 and 704918.

10.27** -- Lease Agreement dated as of April 25, 2000 between Atlas
          Freighter Leasing III, Inc., as lessor, and the Company, as lessee, relating to nine General Electric CF6-50E2 Engines, Manufacturer's Serial Nos. 530168, 517530, 517790, 517602, 530255, 517547, 517538,
          517539 and 455167.

10.28** -- Spare Engine Chattel Mortgage dated as of April 25, 2000 between
          Atlas Freighter Leasing III, Inc. and Bankers Trust Company, as agent, relating to the CF6-80C2 Spare Engine Pool.

10.29** -- Spare Engine Chattel Mortgage dated as of April 25, 2000 between
          Atlas Freighter Leasing III, Inc. and Bankers Trust Company, as agent, relating to the CF6-50E2 Spare Engine Pool.


* The financing and leasing of each of the identified aircraft pursuant to the Credit Agreement among Atlas Freighter Leasing III, Inc., the Lenders listed therein and Bankers Trust Company, as administrative agent, dated as of April 25, 2000 is documented separately. Pursuant to Instruction 2 in
     Item 601 of Regulation S-K, the Registrant has filed the form of the indicated documents for one of these aircraft only -- specifically the aircraft with Registration No. N527MC. The documents for the other aircraft are identical except for the information identifying the aircraft in question.


** The financing and leasing of each of the identified spare engine pools pursuant to the Credit Agreement among Atlas


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     Freighter Leasing III, Inc., the Lenders listed therein, and Bankers Trust
     Company, as administrative agent, dated as of April 25, 2000 is documented separately. Pursuant to Instruction 2 in Item 601 of Regulation S-K, the Registrant has filed the form of the indicated documents for one of these spare engine pools only -- specifically the spare engine pool for the CF6-80C2 engines. The documents for the other spare engine pool are identical except for the information identifying the engines in question.